THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into this 15th day of September, 1997, by and among MATRIX SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "Matrix"), MATRIX SERVICE, INC., an Oklahoma corporation (hereinafter to as "MSI"), MIDWEST INDUSTRIAL CONTRACTORS, INC., a Delaware corporation (hereinafter referred to as "MIC"), MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation (hereinafter referred to as "MSM"), PETROTANK EQUIPMENT, INC., an Oklahoma corporation (hereinafter referred to as "PEI"), TANK SUPPLY INC., an Oklahoma corporation (hereinafter referred to as "TSI"), SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "SLT"), COLT CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "CCC"), MIDWEST INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "MII"), GEORGIA STEEL ACQUISITION CORPORATION, an Oklahoma corporation (hereinafter referred to as "GSAC"), GEORGIA STEEL FABRICATORS, INC., a Georgia corporation (hereinafter referred to as "GSF"), BROWN STEEL CONTRACTORS, INC., a Georgia corporation (hereinafter referred to as "BSC"), WEST COAST INDUSTRIAL COATINGS, INC., a California corporation (hereinafter referred to as "WCI"), MIDWEST SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "MSC"), HEATH ENGINEERING, LTD., an Ontario corporation (hereinafter referred to as "HEL"), HEATH (TANK MAINTENANCE) ENGINEERING, LTD., a United Kingdom corporation (hereinafter referred to as "HTM"), MAYFLOWER VAPOR SEAL CORPORATION, an Oklahoma corporation (hereinafter referred to as ("MVS"), GENERAL SERVICE CORPORATION, a Delaware corporation (hereinafter referred to as "GSC"), MAINSERVE-ALLENTECH, INC., a Delaware corporation (hereinafter referred to as "MA"), MAINTENANCE SERVICES, INC., a Delaware corporation (hereinafter referred to as "MSERV"), and LIBERTY BANK AND TRUST COMPANY OF TULSA, NATIONAL ASSOCIATION (hereinafter referred to as the "Bank"). Matrix, MSI, MIC, MSM, PEI, TSI, SLT, CCC, MII, GSAC, GSF, BSC, WCI, MSC, HEL, HTM, MVS, GSC, MA and MSERV are hereinafter collectively referred to as the "Borrowers" and individually as a "Borrower."

     RECITALS

A. The Borrowers are parties to that certain Credit Agreement dated August 30, 1994, as amended by that certain First Amendment to Credit Agreement dated June 19, 1997 (the same as further amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"), pursuant to which the Bank has established in favor of the Borrowers, on the terms and conditions set forth therein, (i) a revolving credit facility in the principal amount not to exceed $15,000,000.00, (ii) a term loan facility in the original principal amount not to exceed $5,000,000.00, and (iii) a term acquisition facility in the original principal amount not to exceed $5,000,000.00


B. The Borrowers have requested that the Bank: (i) reduce the rates of interest under the Revolving Note, the Term Note and the Acquisition Note, (ii) modify Rate Election, Continuation and Conversion Options, (iii) allow for optional prepayments under any Tranche, and (iv) expand the time period under which the Borrowers must provide certain monthly certificates and reports to the Bank.

C. The Bank has agreed to the foregoing, subject to the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties agree to amend the Credit Agreement, effective as of the date hereof, as follows:

1.   TERMS DEFINED IN THE CREDIT AGREEMENT.   Capitalized terms
used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2. MODIFICATIONS TO APPLICABLE INTEREST RATES. The Bank hereby agrees to modify the applicable rates of interest chargeable under the Revolving Note, the Term Note and the Acquisition Note. In order to effectuate the foregoing, the Credit Agreement shall be modified in accordance with the following:

A. Modifications to Subsections 2.7.1(a) and 2.7.1(b). Subsections 2.7.1(a) and 2.7.1(b) of the Credit Agreement, governing interest rates under the Revolving Note, are hereby deleted and replaced in their entirety, respectively, by the following:

(a) Advances included within the Prime Tranche shall bear interest at a fluctuating rate per annum equal to the Prime Rate minus three-quarters of one percent (3/4 of 1%), adjusted as of the date of each change therein.

(b) Advances included within each LIBOR Tranche shall bear interest at a rate per annum equal to the sum of the LIBOR Rate applicable to such LIBOR Tranche plus one and one-quarter percent
(1-1/4%).

B. Modifications to Subsections 2.7.2(d)(i) and 2.7.2(d)(ii). Subsections 2.7.2(d)(i) and 2.7.2(d)(ii) of the Credit Agreement, governing interest rates under the variable rate option of the Term Note, are hereby deleted and replaced in their entirety, respectively, by the following:

(i) Advances included within the Prime Tranche shall bear interest at a fluctuating rate per annum equal to the Prime Rate minus one quarter of one percent (1/4 of 1%), adjusted as of the date of each change therein.

(ii) Advances included within a LIBOR Tranche shall bear interest at a rate per annum equal to the sum of the LIBOR Rate applicable to such LIBOR Tranche plus one and three quarters percent (1-3/4%).

C.   Modifications to Subsections 2.7.6(c)(i) and
2.7.6(c)(ii).  Subsections 2.7.6(c)(i) and 2.7.6(c)(ii) of the
Credit Agreement (as established in the First Amendment to Credit Agreement dated June 19, 1997), governing interest rates under the variable rate option of the Acquisition Note, are hereby deleted and replaced in their entirety, respectively, by the following:

(i) Amounts outstanding under the Acquisition Note included within the Prime Tranche shall bear interest at a fluctuating rate per annum equal to the Prime Rate minus one quarter of one percent (1/4 of 1%), adjusted as of the date of each change therein.

(ii) Amounts outstanding under the Acquisition Note included within the LIBOR Tranche shall bear interest at a rate per annum equal to the sum of the LIBOR Rate applicable to such LIBOR Tranche plus one and three quarters percent (1-3/4%).

3. MODIFICATION OF RATE ELECTIONS. The Bank hereby agrees to modify the requirements governing Rate Elections under each of the Credit Facilities. In order to effectuate the foregoing, the Credit Agreement shall be modified in accordance with the following:

A. Modifications to Subsection 2.7.3(f). Subsection 2.7.3(f) of the Credit Agreement is hereby deleted and replaced in its entirety by the following:

(f) there shall be no limit to the maximum number of Tranches outstanding under any of the Credit Facilities at any time; and

B.   Modifications to Subsection 2.7.4.  Subsections 2.7.4 of the
Credit Agreement is hereby deleted and replaced in its entirety by the following:

2.7.4 Continuation and Conversion Options. Subject to the limitations set forth in Subsection 2.7.3 hereof, the Borrowers may from time to time: (i) elect to continue, on the last day of the Interest Period therefor, any LIBOR Tranche (or any portion thereof) to a subsequent Interest Period, (ii) elect to convert, on the last day of the Interest Period therefor, any LIBOR Tranche in the Prime Tranche; or (iii) elect to convert, on any Business Day, the Prime Tranche (or any portion thereof) into a LIBOR Tranche. The Borrowers shall give the Bank irrevocable notice of each conversion or continuation either orally or in writing (by delivering to the Bank a properly completed and executed Disbursement Request) no later than 5:00 p.m., Tulsa time, at least one (1) Business Day prior to the conversion or continuation date; provided, however, that the Borrowers shall confirm all oral conversion or continuation notices under any of the Credit Facilities by delivering to the Bank a properly completed and executed Disbursement Request within three (3) Business Days after the date of the oral request. Each conversion or continuation notice shall specify (i) the proposed conversion or continuation date (which shall be a Business Day), (ii) the aggregate amount of the Advances to be converted or continued,
(iii) the nature of the  proposed conversion or continuation, and
(iv) in the case of conversion to or continuation as a LIBOR Tranche, the requested Interest Period. No LIBOR Tranche may be converted or continued (i) at any time other than on the last day of the Interest Period applicable thereto, or (ii) at any time that a Default or Event of Default has occurred and is continuing.

4. MODIFICATIONS PERMITTING OPTIONAL PREPAYMENTS. The Bank hereby agrees to permit the Borrowers to make prepayments under any of the three Notes regardless of the applicable Tranche(s). In order to effectuate the foregoing, Subsection 2.10 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

2.10 Optional Prepayments. The Borrowers may, at any time and from time to time, prepay the outstanding principal amount under any of the Notes, in whole or in part, without premium or penalty, provided, however, that any partial prepayment on any Note shall be accompanied by payment of all unpaid accrued interest. Amounts prepaid on the Term Note or the Acquisition Note will be applied to the unpaid principal installments of such
Note in the inverse order of maturity.

5. EXPANSION OF TIME PERIOD FOR CERTIFICATES AND REPORTS. The Bank hereby agrees to expand the time period after the end of each calendar month in which the Borrowers must furnish to the Bank completed Borrowing Base and Compliance Certificates and Accounts Aging Reports. In order to effectuate the foregoing, the first sentence of Subsection 6.2 of the Credit Agreement shall be modified by replacing the time reference of "fifteen
(15) days" with the time reference  of "thirty (30) days."

6. CONDITIONS. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date hereof, but subject to the Borrowers' satisfaction of each of the following conditions precedent:

6.1 Amendment. The Borrowers shall have duly and validly authorized, executed and delivered to the Bank this Amendment.

6.2 Resolutions. With respect to each of the Borrowers, the Bank shall have received a true and correct copy of the resolutions adopted by its Board of Directors duly authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Amendment.

6.3 Other Matters. The Borrowers shall have provided the Bank with such reports, information, financial statements, and other documents as the Bank has reasonably requested to evidence the Borrowers' compliance with the terms and conditions of this Amendment and the Credit Agreement.

6.4 Legal Matters. All legal matters incident to this Amendment and the Credit Facilities shall be satisfactory to the Bank and its counsel.

6.5 No Defaults. There shall not have occurred and be continuing any Default or Event of Default.

7. REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Borrowers contained in Section 5 of the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrowers further represent and warrant to the Bank that:

7.1 Authority. The Borrowers have all corporate power and authority and have been duly authorized to execute, deliver and perform its obligations under this Amendment and the Credit
Agreement.

7.2 Binding Obligations; Enforceability. This Amendment, the Credit Agreement (as amended by this Amendment), and each of the Notes are valid and legally binding obligations of the Borrowers, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

7.3 No Conflicts. The execution, delivery and performance of this Amendment and the Credit Agreement (as amended by this Amendment) by the Borrowers do not and will not (a) conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in any violation of the Borrowers' Certificates of Incorporation, as amended, or Bylaws, or any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which either of the Borrowers is subject or by which the assets of either of the Borrowers are bound or affected, (b) result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any property now or hereafter owned by the Borrowers, pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either of the Borrowers is a party, other than the obligations of the Borrowers in favor of the Bank created by the Loan Documents, or
(c) require any authorization, consent, license, approval or authorization of, or other action by, notice or declaration to, registration with, any court or any administrative or governmental body (domestic or foreign), or, to the extent any such consent or other action may be required, it has been validly procured or duly taken.

8.   MISCELLANEOUS.

8.1 Effect of Amendment. Except as expressly modified and amended by this Amendment, all other terms of the Credit Agreement shall continue in full force and effect in accordance with their original stated terms and are hereby reaffirmed in every respect as of the date hereof. To the extent that the terms of this Amendment are inconsistent with the terms of the Credit Agreement, this Amendment shall control and the Credit Agreement shall be amended, modified or supplemented so as to give full effect to the transactions contemplated by this Amendment.

8.2 Descriptive Headings. The descriptive headings of the several paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction or the content of this Amendment.

8.3 Reimbursement of Expenses. The Borrowers agree to pay all reasonable out-of-pocket expenses, including, without limitation, filing fees, recording costs and reasonable attorney's fees and expenses, incurred by the Bank in connection with the preparation of this Amendment.

8.4 Reaffirmation of Security Agreements. By signing below, the Borrowers hereby ratify and reaffirm the Security Agreements and agree that the Security Agreements shall continue in full force and effect in accordance with their terms as security for payment and performance of all Indebtedness arising under or in
connection with the Credit Agreement (as amended hereby).   All
references to the term "Indebtedness" contained in the Credit Agreement, the Security Agreements and other Loan Documents shall hereafter be deemed to include all liabilities, obligations and indebtedness of the Borrowers to the Bank arising out of or relating to this Amendment.

IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Agreement to be duly executed in multiple counterparts, each of which shall be considered an original, effective the date and year first above written.

MATRIX SERVICE COMPANY,
a Delaware corporation


By:  /s/C. William Lee
-------------------------
Name:  C. William Lee
Title:  Secretary



MATRIX SERVICE, INC.,
an Oklahoma corporation


By:  /s/C. William Lee
-------------------------
Name:  C. William Lee
Title:  Secretary


MIDWEST INDUSTRIAL CONTRACTORS, INC.,
a Delaware corporation


By:  /s/C. William Lee
-------------------------
Name:  C. William Lee
Title:  Secretary


MATRIX SERVICE MID-CONTINENT, INC.,
an Oklahoma corporation

By:  /s/C. William Lee
-------------------------
Name:  C. William Lee
Title:  Secretary


PETROTANK EQUIPMENT, INC.,
an Oklahoma corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


TANK SUPPLY, INC.,
an Oklahoma corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


COLT CONSTRUCTION CO., INC.,
a Delaware corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


MIDWEST INTERNATIONAL, INC.,
a Delaware corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


GEORGIA STEEL ACQUISITION CORPORATION,
an Oklahoma corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary

GEORGIA STEEL FABRICATORS, INC.,
a Georgia corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


BROWN STEEL CONTRACTORS, INC.,
a Georgia corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


WEST COAST INDUSTRIAL COATINGS, INC.,
a California corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary

MIDWEST SERVICE COMPANY,
a Delaware corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


HEATH ENGINEERING, LTD.,
an Ontario corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


HEATH (TANK MAINTENANCE) ENGINEERING, LTD., an United Kingdom corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


MAYFLOWER VAPOR SEAL CORPORATION,
an Oklahoma corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


GENERAL SERVICE CORPORATION,
a Delaware corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary

MAINSERVE-ALLENTECH, INC.,
a Delaware corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


MAINTENANCE SERVICES, INC.,
a Delaware corporation


By: /s/C. William Lee
-------------------------
Name: C. William Lee
Title: Secretary


LIBERTY BANK AND TRUST COMPANY
OF TULSA, NATIONAL ASSOCIATION

By: /s/Mark A. Poole
-------------------------
Name: Mark A. Poole
Title: Senior Vice President